UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------

                                    Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reportedly): January 12, 2005


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

    Florida                    2-70197                          59-1564329
(State  or  Other     (Commission File Number)                (I.R.S.Employer
Jurisdiction  of                                             Identification No.)
Incorporation)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
                         Registrant's telephone number,
                              including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 4.01 Changes In and Disagreement With Accountants on Accounting and Financial Disclosure



     The Company dismissed Berkovitz, Lago & Company, LLP ("Former Accountant") as its accountant on December 15, 2004.

     (a). The Former Accountant's report did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles during the past two years.

     The decision to change accountants was recommended and approved by the Company's independent audit committee.

     During the Company's two most recent fiscal years and subsequent interim periods preceding such dismissal, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which would have caused the Former Accountant to make reference to the subject matter of the disagreement in connection with its report.

     The Company has not during the most recent two fiscal years or any subsequent interim period engaged a new accountant.

     The Company has provided its Former Accountant with a copy of this Form 8-K simultaneously with the filing of this Form 8-K with the Securities and Exchange Commission ("Commission"). The Company has requested the Former Accountant to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item 304(A) and, if not, stating the respects in which it does not agree. The Company shall file the Former Accountant's letter as an exhibit to a report on Form 8-K when received.

Item 9.01  Financial Statements and Exhibits.

                  (c )     Exhibits. N/A


                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2005                      Ocean Bio-Chem, Inc.

                                            /s/ Peter G. Dornau
                                            ----------------------
                                            Peter G. Dornau
                                            Chairman of Board of Directors and
                                            Chief Executive Officer